CONSOLIDATED STATEMENTS OF CASH FLOWS - Supplemental disclosure - USD ($)	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020
Cash comprised of
Cash	$ 403,093	$ 412,676	$ 278,993
Restricted cash	234,081	0	83,070
Supplemental Cash Flow Information
Cash Held for flow-through expenditures	50,654	396,594	0
Cash Included in Accounts Payable and Accrued Liabilities Related to Prepaid Expenses	20,398	0	0
Cash Included in accounts payable and accrued liabilities is related to flow-through expenditures	$ 0	$ 40,413	$ 0